Exhibit 10.1

TERMINATION OF REGISTRATION RIGHTS AGREEMENT

This Termination of the Registration Rights Agreement (as defined below) is made as of April 29, 2014.

RECITALS

WHEREAS, an Amended and Restated Registration Rights Agreement dated as of August 7, 2012 (the “Registration Rights Agreement”) was entered into by and among BLOOMIN’ BRANDS, INC., a Delaware Corporation (the “Company”), the INVESTORS, the OTHER INVESTORS, and the FOUNDERS (the terms INVESTORS, OTHER INVESTORS and the FOUNDERS having the same meaning as defined in the Registration Rights Agreement);

WHEREAS, Elizabeth A. Smith subsequently became a party to the Registration Rights Agreement;

WHEREAS, the parties desire to terminate the Registration Rights Agreement in its entirety and the Company and Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC and BCIP Associates—G (collectively, the “Bain Funds”), Chris T. Sullivan and certain of his affiliated persons and entities, and Elizabeth A. Smith desire to enter into a new Registration Rights Agreement concurrently with the termination of the Registration Rights Agreement (the “New Registration Rights Agreement”).

AGREEMENT

Therefore, the parties hereto hereby agree as follows:

Termination of Registration Rights Agreement.

Subject to Section 6.3 of the Registration Rights Agreement, the Registration Rights Agreement is hereby terminated pursuant to Section 6.2 in its entirety effective April 29, 2014, subject to, and contingent upon, entering into the New Registration Rights Agreement.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.
SIGNATURE PAGES FOLLOW

COMPANY:	BLOOMIN’ BRANDS, INC.

	By:	/s/ David Deno
Name: David Deno
Title: Chief Financial and Administrative Officer

THE INVESTORS:

BAIN CAPITAL (OSI) IX COINVESTMENT, L.P.

By: Bain Capital Partners IX, L.P.,

Its general partner

By: Bain Capital Investors, LLC,

Its general partner

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BAIN CAPITAL (OSI) IX, L.P.

By: Bain Capital Partners IX, L.P.,

Its general partner

By: Bain Capital Investors, LLC,

Its general partner

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BCIP TCV, LLC

By: Bain Capital Investors, LLC,

Its administrative member

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC

By: Bain Capital Investors, LLC,

Its administrative member

By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BCIP ASSOCIATES-G

By: Bain Capital Investors, LLC,

Its managing partner

By:	/s/ David Humphrey

Name: David Humphrey

Title Managing Director

THE OTHER INVESTORS:	CATTERTON PARTNERS VI – KANGAROO,
L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ J. Michael Chu
Name: J. Michael Chu
Title: Authorized Signatory

CATTERTON PARTNERS VI – KANGAROO
COINVEST, L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ J. Michael Chu
Name: J. Michael Chu
Title: Authorized Signatory

FOUNDERS:
/s/ Robert D. Basham
Robert D. Basham

RDB EQUITIES LIMITED PARTNERSHIP

By: RDB EQUITIES, LLC,
its General Partner

	By	/s/ Robert D. Basham
Robert D. Basham
Manager

FOUNDERS:
/s/ Chris T. Sullivan
Chris T. Sullivan

CTS EQUITIES LIMITED PARTNERSHIP

By: CTS EQUITIES, LLC,
its General Partner

	By	/s/ Chris T. Sullivan
Chris T. Sullivan
Manager

CHRIS T. SULLIVAN FOUNDATION

	By:	/s/ Chris T. Sullivan
Chris T. Sullivan
President

/s/ Ashley Sullivan
ASHLEY SULLIVAN

/s/ Alexander Sullivan
ALEXANDER SULLIVAN

To be effective for all purposes as of April 29, 2014

ALEXANDER SULLIVAN IRREVOCABLE
TRUST

By:	/s/ Jill N. Creager
	Trustee:	Jill N. Creager

ASHLEY SULLIVAN IRREVOCABLE TRUST

By:	/s/ Jill N. Creager
	Trustee:	Jill N. Creager

SMITH:
/s/ Elizabeth A. Smith
Elizabeth A. Smith